EXHIBIT 32.1

ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC. (the Registrant) on Form 10-Q for the period  ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael R. Rosa, Chief  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Michael R. Rosa and will be retained by ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 16, 2013

 /s/ Michael R. Rosa

Michael R. Rosa

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC. (the Registrant) on Form 10-Q  for the period  ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael R. Rosa, Chief  Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Michael R. Rosa and will be retained by ENVIRONMENTAL SCIENCE AND TECHNOLOGIES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 16, 2013

/s/ Michael R. Rosa

Michael R. Rosa

Chief Financial Officer

(Principal Financial Officer)